UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 7, 2012

 (Date of Earliest Event Reported)

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Union Blvd., Suite 250 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 7, 2012, the Board of Directors of the Registrant approved a change to the Registrant’s fiscal year end from June 30 to December 31, effective as of December 31, 2012.  The transition period between the end of the current fiscal year on June 30, 2012 and the end of the new fiscal year on December 31, 2012 will be covered by an Annual Report on Form 10-K, to be filed in accordance with applicable regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 11, 2012

RARE ELEMENT RESOURCES LTD.

By:

/s/ David Suleski

Name:  David Suleski

Title:    Chief Financial Officer

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